UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

VSE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane Alexandria, Virginia	22310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Preliminary Results for the Second Quarter of 2023

Preliminary estimates of the operating metrics of VSE Corporation (“we,” “us,” “our,” “VSE” or the “Company) for the three and six months ended June 30, 2023 are presented below. We have not yet finalized our operating results for this period, and our consolidated financial statements as of and for the three and six months ended June 30, 2023 are not expected to be available until we file our Quarterly Report on Form 10-Q for the second quarter of 2023.

Our actual operating results remain subject to the completion of our quarter-end closing process, which includes review by management and our audit committee. While carrying out such procedures, we may identify items that would require us to make adjustments to the preliminary estimates of our operating results set forth below. As a result, our actual operating results could be outside of the ranges set forth below and such differences could be material. Additionally, our estimates of our revenue, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and Net Leverage Ratio are forward-looking non-GAAP financial measures based solely on information available to us as of the date of this Current Report on Form 8-K (“Current Report”) and may differ materially from our actual operating results as a result of developments that occur after the date of this Current Report. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of the aforementioned forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. For the same reasons, we are unable to address the probable significance of the unavailable information. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on our financial results for the three and six months ended June 30, 2023. Therefore, you should not place undue reliance on these preliminary estimates of our operating results. See “Cautionary Note Regarding Forward-Looking Statements” below.

The preliminary estimates of our financial results included below have been prepared by, and are the responsibility of, our management and include the impact of the reclassification of our Federal and Defense segment as discontinued operations. Our independent registered public accountants have not audited, reviewed or performed any procedures with respect to such preliminary estimates of our operating results. Accordingly, Grant Thornton LLP expresses no opinion or any other form of assurance with respect thereto. The information presented herein should not be considered a substitute for the financial information we file with the SEC in our Quarterly Report on Form 10-Q for the second quarter of 2023. We have no intention or obligation to update the preliminary estimates of our operating results set forth below.

•

We currently estimate consolidated revenue for the three and six months ended June 30, 2023 of approximately $203.0 million to $207.0 million and approximately $391.6 million to $395.6 million, respectively.

•	For the Aviation segment, revenue for the three months ended June 30, 2023 is expected to increase by 15-20% as compared to the prior year period.

•	For the Fleet segment, revenue for the three months ended June 30, 2023 is expected to increase by 20-25% as compared to the prior year period.

•

We currently estimate consolidated Adjusted EBITDA for the three and six months ended June 30, 2023 of approximately $25.0 million to $27.0 million and approximately $48.6 million to $50.6 million, respectively. We currently estimate that in accordance with GAAP accounting for discontinued operations, consolidated Adjusted EBITDA for fiscal year 2022 will be reduced by approximately $3.0 to $4.0 million for corporate expenses previously allocated to the Federal and Defense segment, which will impact comparability.

•	For the Aviation segment, Adjusted EBITDA Margin for the three months ended June 30, 2023 is expected to be between 14-16%.

•	For the Fleet segment, Adjusted EBITDA Margin for the three months ended June 30, 2023 is expected to be between 11-13%.

•

We currently estimate Free Cash Flow for the three and six months ended June 30, 2023 of approximately $(21.0) million to $(19.0) million and approximately $(72.5) million to $(70.5) million, respectively.

•	We currently estimate Net Debt as of June 30, 2023 of approximately $371.0 million.

•	We currently estimate our Net Leverage Ratio to be between 3.7x and 3.8x as of June 30, 2023.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains statements that, to the extent they are not recitations of historical fact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and this statement is included for purposes of such safe harbor provisions.

“Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our expectations regarding our operations, economic performance, financial condition, the impact of widespread health developments, the health and economic impact thereof and the governmental, commercial, consumer and other responses thereto, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.

These statements speak only as of the date of this Current Report and we undertake no ongoing obligation, other than that imposed by law, to update these statements. These statements relate to, among other things, our intent, belief or current expectations with respect to: our future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, certain of which are beyond our control, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation:

•	risks related to the loss of or disruption of revenue from certain large government programs that may constitute a material portion of our revenue;

•

our ability to successfully divest businesses planned for divestiture, including the pending sale of our Federal and Defense segment to Bernhard Capital Partners, and to realize the anticipated benefits of such divestitures, including related business realignment activities and the execution of new business strategies;

•	our ability to successfully integrate acquired businesses, including our acquisition of Desser-Graham Partnership, L.P., and to execute our acquisition strategy;

•	our inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals related to acquisitions and divestitures;

•

risks related to increasing competition for new and existing programs and the ability for unsuccessful bidders to protest contract awards that we may be awarded, which may result in delays or a reversal of a contract award;

•	risks related to the performance of the aviation aftermarket, which may be impacted by macroeconomic cycles for the broader aviation industry;

•	global economic and political conditions, including foreign conflicts and their residual effects;

•	the impact of the global outbreak of the COVID-19 pandemic and governmental and other actions taken in response;

•	prolonged periods of inflation and our ability to mitigate the impact thereof;

•	our dependence on third-party package delivery companies;

•	risks related to our handling of proprietary or classified information as well as risks related to technology security and cyber-attacks on our operations;

•	risks related to the uncertainty of government budget priorities and changes to government procurement directives;

•	risks related to changes to United States Department of Defense business practices;

•

risks related to compliance with laws and regulations relating to the award, administration and performance of government contracts, including routine audits and investigations of our performance under such government contracts;

•	risks related to our outstanding indebtedness and our ability to access cost-effective sources of fundings; and

•

the other factors identified in our reports filed or expected to be filed with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.

You are advised, however, to consult any further disclosures we make on related subjects in our periodic reports on Forms 10-K, 10-Q or 8-K filed with or furnished to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: July 19, 2023	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary